                                                                    EXHIBIT 99.1
                            [BlackRock letterhead]

CONTACT:

Paul L. Audet:  (212) 409-3555
                invrel@blackrock.com
                --------------------

BlackRock, Inc. Reports Record Earnings of $20.9 Million for the Second Quarter of 2000.
Diluted Earnings per Share rise 28% to $0.32 versus $0.25 for the Second Quarter of 1999.

New York, New York- July 12, 2000, BlackRock, Inc. (NYSE: BLK) today reported record net income for the second quarter ended June 30, 2000 of $20.9 million, a 51% increase compared with $13.8 million earned in the second quarter of 1999 and a 9% increase compared with $19.2 million earned in the first quarter of 2000. Diluted earnings per share for the second quarter was $0.32 compared with $0.25 and $0.30 in the second quarter of 1999 and first quarter of 2000, respectively. Operating income of $34.3 million increased $7.4 million or 27% and $2.2 million or 7% compared with $26.9 million and $32.1 million earned in the second quarter of 1999 and the first quarter of 2000, respectively.

Net income for the six months ended June 30, 2000 was $40.1 million, a 54% increase compared with $26.0 million earned in the six months ended June 30, 1999. Diluted earnings per share for the six months ended June 30, 2000 was $0.62, a 32% increase compared with $0.47 reported for the six months ended June 30, 1999. Operating income for the six months ended June 30, 2000 was $66.4 million, a $15.8 million or 31% increase compared with $50.6 million earned in the six months ended June 30, 1999.

"We continued to produce solid investment results for our clients in the first half of 2000 which has translated into one of the strongest pipelines in our history," commented Laurence D. Fink, Chairman and CEO. "I am also particularly proud of the firm's success in integrating the new European Equity Team which won mandates in excess of $5 billion during the first six months of the year."

                           Second Quarter Highlights
                           -------------------------

   . Assets under management rose to $177.3 billion, an increase of 25% from the $141.8 billion reported at June 30, 1999 and 8% above the December 31, 1999 total of $164.5 billion.

   . Net subscriptions for the second quarter and first six months of 2000 were $5.1 billion and $9.6 billion, respectively, with over $5 billion in new business assignments expected to be funded after June 30, 2000. Second quarter net subscriptions included the loss of $2.6 billion of institutional fixed income assets due to a client's corporate reorganization.

   . BlackRock's operating margin for the second quarter was 36.5% compared with 36.4% for the second quarter of 1999 and the first quarter of 2000.

   . Launched three new BlackRock funds during the quarter including a Global Science and Technology Fund and two new international equity funds.

   . Priced a $325 million cash flow CBO (Magnetite II) which will close in the third quarter.

   . Executed a major risk management assignment with one of the largest financial institutions in Japan.

Total revenue for the quarter ended June 30, 2000 increased $20.4 million or 22% to $112.6 million compared with the second quarter of 1999 largely due to a 42% increase in separate account revenue. The substantial increase in separate account revenue resulted from continued strong growth in fixed income assets, a $5 billion increase in international equity assets and higher performance fees. Total revenue for the first half of 2000 totaled $220.6 million, a $40.5 million or 23% increase from the prior year. The year-to-year rise was largely driven by a $22.6 million (32%) increase in separate account revenue and a $15.7 million (16%) increase in mutual fund revenue.

Compared with the first quarter of 2000, revenue increased $4.5 million or 4% in the second quarter of 2000. Mutual fund revenue decreased $2.9 million or 5% largely as a result of market depreciation in equity assets of the BlackRock Funds and lower liquidity assets. Separate account fees increased $8.4 million or 19.7% due to higher levels of fixed income and international equity assets as well as increased performance fees.

About BlackRock BlackRock is one of the largest publicly traded investment management firms in the United States with $177 billion of assets under management as of June 30, 2000. BlackRock manages assets on behalf of more than 3,000 institutions and 160,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the Company's flagship fund families, BlackRock Funds and Provident Institutional Funds. In addition, risk management and advisory services are provided to a growing number of large institutional fixed income investors. BlackRock is a member of The PNC Financial Services Group, Inc. (PNC) and is majority-owned by PNC and by BlackRock employees.


About PNC The PNC Financial Services Group, Inc. (NYSE:PNC), headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States providing regional banking, corporate banking, real estate finance, mortgage banking, secured finance, private banking, asset management and processing services.

Forward Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to financial performance and other financial and business matters. Forward-looking statements are typically identified by words or phrases such as "believe," "expect" "anticipate," "intend," "estimate," "position," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. BlackRock cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and BlackRock assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from forward-looking statements: the introduction, withdrawal, success and timing of business initiatives and strategies; changes in economic conditions, interest rates, and financial and capital markets; the investment performance of BlackRock's sponsored investment products and separately managed accounts; competitive conditions; future acquisitions; and the impact, extent and timing of technological changes and legislative and regulatory actions and reforms.

Reference is made to BlackRock's Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission which identify additional factors that can affect forward-looking statements.

                                BlackRock, Inc.
                             Financial Highlights
                      ($ in thousands, except share data)
                                  (unaudited)


                                                         Three months ended                                 Variance vs.
                                            ----------------------------------------------   -------------------------------------
                                                      June 30,                March 31,       June 30, 1999      March 31, 2000
                                            ----------------------------  ----------------   -------------------------------------
                                                 2000           1999            2000           Amount     %       Amount     %
                                            ----------------------------  ----------------   -------------------------------------
Total revenue                                $   112,571    $    92,217      $   108,060     $   20,354   22%      $  4,511  4%
Total expense                                $    78,249    $    65,297      $    75,942     $   12,952   20%      $  2,307  3%
Operating income                             $    34,322    $    26,920      $    32,118     $    7,402   27%      $  2,204  7%
Net income                                   $    20,857    $    13,767      $    19,197     $    7,090   51%      $  1,660  9%
Diluted earnings per share                   $      0.32    $      0.25      $      0.30          $0.07   28%      $   0.02  7%
Diluted cash earnings per share (a)          $      0.37    $      0.30      $      0.34          $0.07   23%      $   0.03  9%
Average diluted shares outstanding            64,492,447     54,982,635       64,342,592      9,509,812   17%       149,855  0%
EBITDA (b)                                   $    40,641    $    31,696      $    37,801     $    8,945   28%      $  2,840  8%
Operating margin (c)                                36.5%          36.4%            36.4%

Assets under management ($ in millions)      $   177,337    $   141,801      $   172,573     $   35,536   25%      $  4,764  3%

                                                   Six months ended
                                                       June 30,                        Variance
                                            ----------------------------  -------------------------------
                                                  2000           1999         Amount              %
                                            ----------------------------  --------------     ------------
Total revenue                                $   220,631    $   180,092      $    40,539             23%
Total expense                                $   154,191    $   129,466      $    24,725             19%
Operating income                             $    66,440    $    50,626      $    15,814             31%
Net income                                   $    40,054    $    25,985      $    14,069             54%
Diluted earnings per share                   $      0.62    $      0.47      $      0.15             32%
Diluted cash earnings per share (a)          $      0.70    $      0.56      $      0.14             25%
Average diluted shares outstanding            64,423,376     54,982,635        9,440,741             17%
EBITDA (b)                                   $    78,442    $    61,375      $    17,067             28%
Operating margin (c)                                36.4%          35.2%

Assets under management ($ in millions)      $   177,337    $   141,801      $    35,536             25%

(a) Net income plus amortization expense for the period divided by weighted average shares outstanding.
(b) Earnings before interest, taxes, depreciation and amortization.
(c) Operating income divided by total revenue less fund administration and servicing costs - affiliates.

                                BlackRock, Inc.
                  Condensed Consolidated Statements of Income
               (Dollar amounts in thousands, except share data)
                                  (unaudited)

                                                   Three months ended                        Six months ended
                                                   ------------------                        ----------------
                                              June 30, 2000  June 30, 1999   % Change   June 30, 2000  June 30, 1999   % Change
                                              -------------  -------------   --------   -------------  -------------   --------
Revenue
Investment advisory and administration fees:
   Mutual funds                                 $    56,228    $    51,123       10.0%    $   115,328    $    99,637       15.7%
   Separate accounts                                 51,204         35,968       42.4          93,974         71,334       31.7
   BAI                                                    -           (614)        NM               -         (2,054)        NM
                                              ----------------------------   --------   ----------------------------   --------
Total investment advisory and administration
 fees                                               107,432         86,477       24.2         209,302        168,917       23.9
Other income                                          5,139          5,740      (10.5)         11,329         11,175        1.4
                                              ----------------------------   --------   ----------------------------   --------
Total revenue                                       112,571         92,217       22.1         220,631        180,092       22.5
                                              ----------------------------   --------   ----------------------------   --------

Expense
   Employee compensation and benefits                42,680         32,731       30.4          83,350         65,963       26.4
   BAI incentive compensation                             -           (115)        NM               -         (1,493)        NM
   Fund administration and servicing costs -
    affiliates                                       18,450         18,359        0.5          38,209         36,335        5.2
   General and administration                        14,605         11,909       22.6          27,705         23,834       16.2
   Amortization of goodwill                           2,514          2,413        4.2           4,927          4,827        2.1
                                              ----------------------------   --------   ----------------------------   --------
Total expense                                        78,249         65,297       19.8         154,191        129,466       19.1
                                              ----------------------------   --------   ----------------------------   --------

Operating income                                     34,322         26,920       27.5          66,440         50,626       31.2

Non-operating income (expense)
   Interest and dividend income                       1,417            675      109.9           2,467          1,293       90.8
   Interest expense - affiliates                        (86)        (3,451)      97.5            (439)        (7,121)      93.8
                                              ----------------------------   --------   ----------------------------   --------
                                                      1,331         (2,776)     147.9           2,028         (5,828)     134.8

Income before income taxes                      $    35,653    $    24,144       47.7     $    68,468    $    44,798       52.8
   Income taxes                                      14,796         10,377       42.6          28,414         18,813       51.0
                                              ----------------------------   --------   ----------------------------   --------
Net income                                      $    20,857    $    13,767       51.5     $    40,054    $    25,985       54.1
                                              ============================   ========   ============================   ========

Weighted-average shares outstanding
   Basic                                         63,865,770     54,807,482       16.5%     63,865,076     54,807,482       16.5%
   Diluted                                       64,492,447     54,982,635       17.3%     64,423,376     54,982,635       17.2%
Earnings per share
   Basic                                        $      0.33    $      0.25       32.0%    $      0.63   $       0.47       34.0%
   Diluted                                      $      0.32    $      0.25       28.0%    $      0.62   $       0.47       31.9%

NM - Not meaningful

                                BlackRock, Inc.
           Condensed Consolidated Statements of Financial Condition
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                                       June 30,       December 31,         June 30,
                                                                         2000            1999                1999
                                                                         ----            ----                ----
Assets
Cash and cash equivalents                                            $116,633          $157,129          $ 76,262
Accounts receivable                                                    72,249            65,837           103,439
Investments                                                            10,004             2,255             2,306
Property and equipment, net                                            28,661            22,677            16,737
Intangible assets, net                                                197,370           194,257           199,083
Other assets                                                            8,812             5,427             5,424
                                                                -------------      ------------      ------------
Total assets                                                         $433,729          $447,582          $403,251
                                                                =============      ============      ============

Liabilities and stockholders' equity
Note and loan payable to affiliates                                  $      0          $ 28,200          $153,200
Accrued compensation                                                   63,950            90,350            90,465
Accounts payable and accrued liabilities                               39,761            44,655            27,306
Long-term obligation                                                    8,040                 -                 -
Other liabilities                                                         791             3,851               203
                                                                -------------      ------------      ------------
Total liabilities                                                     112,542           167,056           271,174

Stockholders' equity                                                  321,187           280,526           132,077
                                                                -------------      ------------      ------------
Total liabilities and stockholders' equity                           $433,729          $447,582          $403,251
                                                                =============      ============      ============

                                BlackRock, Inc.
                Condensed Consolidated Statements of Cash Flows
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                                                       Six months ended June 30,
                                                                                       -------------------------
                                                                                          2000           1999
                                                                                          ----           ----
Cash flows from operating activities
Net income                                                                             $ 40,054       $ 25,985
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
     Depreciation and amortization                                                        9,535          9,456
     Amortization of discount on issuance of class B common stock                           299              -
     Changes in operating assets and liabilities:
       (Increase) decrease in accounts receivable                                        (7,298)         4,198
       Decrease (increase) in receivable from affiliate                                     886           (981)
       Increase in other assets                                                          (3,385)        (3,423)
       Decrease in accrued compensation                                                 (26,400)       (19,864)
       (Decrease) increase in accounts payable and accrued liabilities                   (4,189)         2,496
       Decrease in accrued interest payable to affiliates                                  (705)          (470)
       Decrease in other liabilities                                                     (3,060)        (1,781)
                                                                                       -----------------------
Cash used in operating activities                                                         5,737         15,616

Cash flows from investing activities
Purchase of property and equipment                                                      (10,592)        (9,114)
(Purchase) sale of investments                                                           (7,575)           110
                                                                                       -----------------------
Cash used in investing activities                                                       (18,167)        (9,004)

Cash flows from financing activities
Net repayment of note and loan payable to affiliates                                    (28,200)       (43,800)
Additional proceeds received from issuance of class A common stock                          222              -
Shares issued under the Nonemployee Directors Stock Compensation Plan                        29              -
Expenses related to issuance of class A common stock                                        (91)             -
                                                                                       -----------------------
Cash used in financing activities                                                       (28,040)       (43,800)

Effect of exchange rate changes on cash and cash equivalents                                (26)             -

Net decrease in cash and cash equivalents                                               (40,496)       (37,188)
Cash and cash equivalents, beginning of period                                          157,129        113,450
                                                                                       -----------------------
Cash and cash equivalents, end of period                                               $116,633       $ 76,262
                                                                                       =======================

                                BlackRock, Inc.
                            Assets Under Management
                         (Dollar amounts in millions)
                                  (unaudited)

                               June 30,        December 31,
                          2000        1999         1999
                       ----------  ----------  ------------
Separate Accounts
  Fixed income*          $ 86,344    $ 68,286      $ 75,206
  Liquidity                17,707      12,362        20,934
  Equity                    7,621       2,353         3,080
                       ----------  ----------  ------------
  Subtotal                111,672      83,001        99,220
                       ----------  ----------  ------------
Mutual Funds
  Fixed income             13,919      13,617        13,318
  Liquidity                35,944      31,921        36,587
  Equity                   15,802      13,262        15,392
                       ----------  ----------  ------------
  Subtotal                 65,665      58,800        65,297
                       ----------  ----------  ------------
Total                    $177,337    $141,801      $164,517
                       ==========  ==========  ============

* includes alternative investment products.

                 Component Changes in Assets Under Management

                                                  Three months ended                 Six months ended
                                            ------------------------------    -------------------------------
                                            June 30, 2000    June 30, 1999    June 30, 2000     June 30, 1999
                                            -------------    -------------    -------------     -------------
Separate Accounts
  Beginning assets under management              $105,349         $ 80,477         $ 99,220          $ 69,112
  Net subscriptions                                 5,815            2,903            9,622            14,527
  Market appreciation (depreciation)                  508             (379)           2,830              (638)
                                            -------------    -------------    -------------     -------------
  Ending assets under management                  111,672           83,001          111,672            83,001
Mutual Funds
  Beginning assets under management                67,224           59,749           65,297            61,530
  Net redemptions                                    (762)          (1,546)              (2)           (3,452)
  Market appreciation (depreciation)                 (797)             597              370               722
                                            -------------    -------------    -------------     -------------
  Ending assets under management                   65,665           58,800           65,665            58,800
                                            -------------    -------------    -------------     -------------

Total                                            $177,337         $141,801         $177,337          $141,801
                                            =============    =============    =============     =============
Net subscriptions                                $  5,053         $  1,357         $  9,620          $ 11,075
% of Change in AUM from net subscriptions           106.1%            86.2%            75.0%             99.2%

                                BlackRock, Inc.
                            Assets Under Management
                                Quarterly Trend
                         (Dollar amounts in millions)
                                  (unaudited)

                                                                      Quarter Ended
                                            -------------------------------------------------------------
                                                            1999                           2000              Six months ended
                                            -------------------------------------------------------------
                                              June 30   September 30   December 31   March 31   June 30       June 30, 2000
                                            -------------------------------------------------------------   -----------------
Separate Accounts
Fixed Income
Beginning assets under management           $64,381        $68,286       $69,266     $ 75,206   $ 79,825          $ 75,206
Net subscriptions                             4,509            886         6,106        2,541      5,851             8,392
Market appreciation (depreciation)             (604)            94          (166)       2,078        668             2,746
                                            -------------------------------------------------------------   -----------------
Ending assets under management               68,286         69,266        75,206       79,825     86,344            86,344
                                            -------------------------------------------------------------   -----------------
Liquidity
Beginning assets under management            13,975         12,362        17,310       20,934     19,110            20,934
Net subscriptions (redemptions)              (1,626)         4,933         3,602       (1,847)    (1,423)           (3,270)
Market appreciation                              13             15            22           23         20                43
                                            -------------------------------------------------------------   -----------------
Ending assets under management               12,362         17,310        20,934       19,110     17,707            17,707
                                            -------------------------------------------------------------   -----------------
Equity
Beginning assets under management             2,121          2,353         2,454        3,080      6,414             3,080
Net subscriptions                                20             94            35        3,113      1,387             4,500
Market appreciation (depreciation)              212              7           591          221       (180)               41
                                            -------------------------------------------------------------   -----------------
Ending assets under management                2,353          2,454         3,080        6,414      7,621             7,621
                                            -------------------------------------------------------------   -----------------
Total Separate Accounts
Beginning assets under management            80,477         83,001        89,030       99,220    105,349            99,220
Net subscriptions                             2,903          5,913         9,743        3,807      5,815             9,622
Market appreciation (depreciation)             (379)           116           447        2,322        508             2,830
                                            -------------------------------------------------------------   -----------------
Ending assets under management              $83,001        $89,030       $99,220     $105,349   $111,672          $111,672
                                            =============================================================   =================

Mutual Funds
BlackRock Funds
Beginning assets under management           $24,757        $25,255       $24,453     $ 27,339   $ 29,280          $ 27,339
Net subscriptions (redemptions)                (259)          (172)        1,577          994       (168)              826
Market appreciation (depreciation)              757           (630)        1,309          947       (850)               97
                                            -------------------------------------------------------------   -----------------
Ending assets under management               25,255         24,453        27,339       29,280     28,262            28,262
                                            -------------------------------------------------------------   -----------------
PIF
Beginning assets under management            22,978         21,578        22,387       25,554     25,755            25,554
Net subscriptions (redemptions)              (1,400)           809         3,167          201       (140)               61
Market appreciation                               -              -             -            -          -                 -
                                            -------------------------------------------------------------   -----------------
Ending assets under management               21,578         22,387        25,554       25,755     25,615            25,615
                                            -------------------------------------------------------------   -----------------
Closed End
Beginning assets under management             7,668          7,507         7,579        7,340      7,560             7,340
Net subscriptions (redemptions)                  (1)           121          (130)           -        (30)              (30)
Market appreciation (depreciation)             (160)           (49)         (109)         220         53               273
                                            -------------------------------------------------------------   -----------------
Ending assets under management                7,507          7,579         7,340        7,560      7,583             7,583
                                            -------------------------------------------------------------   -----------------
Short Term Investment Funds (STIF)
Beginning assets under management             4,346          4,460         4,653        5,064      4,629             5,064
Net subscriptions (redemptions)                 114            193           411         (435)      (424)             (859)
Market appreciation                               -              -             -            -          -                 -
                                            -------------------------------------------------------------   -----------------
Ending assets under management                4,460          4,653         5,064        4,629      4,205             4,205
                                            -------------------------------------------------------------   -----------------
Total Mutual Funds
Beginning assets under management            59,749         58,800        59,072       65,297     67,224            65,297
Net subscriptions (redemptions)              (1,546)           951         5,025          760       (762)               (2)
Market appreciation (depreciation)              597           (679)        1,200        1,167       (797)              370
                                            -------------------------------------------------------------   -----------------
Ending assets under management              $58,800        $59,072       $65,297     $ 67,224   $ 65,665          $ 65,665
                                            =============================================================   =================